Statements of Operations - USD ($)	12 Months Ended
	Jun. 30, 2017	Jun. 30, 2016
Income Statement [Abstract]
Sales	$ 401,974	$ 1,075,476
Cost of Sales	150,922	408,918
Inventory Obsolescence	100,998	725,718
Gross Profit (Loss)	150,054	(59,160)
Operating Expenses
General and Administrative	5,751,464	2,142,984
Advertising and Marketing	1,513,633	1,340,428
Impairment		166,000
Total Operating Expenses	7,265,097	3,649,412
Loss from Operations	(7,115,043)	(3,708,572)
Interest Expense	1,044,431	203,496
Debt Inducement Expense		3,887,618
Loss on Extinguishment of Debt		945,838
Total Other (Income) Expenses:	2,161,208
(Gain) Loss on Change in Fair Value of Derivative Liability	1,951,019	(11,071,250)
Income (Loss) Before Income Tax Provision	(9,276,251)	2,325,726
Income Tax Provision
Net Income (Loss)	$ (9,276,251)	$ 2,325,726
Net Income (Loss) per Common Share - Basic and Diluted	$ (0.01)	$ 0.01
Weighted Average Shares Outstanding	699,508,915	474,571,836